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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 August 15, 2000
                Date of Report (Date of earliest event reported):


                                 SUPERGEN, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-27628                      91-1841574
   --------                         -------                      ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


TWO ANNABEL LANE, SUITE 220, SAN RAMON, CALIFORNIA                 94583
--------------------------------------------------                 -----
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (925) 327-0200


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ITEM 5.  OTHER EVENTS

     On August 15, 2000, we announced the appointment of Karl L. Mettinger, M.D., Ph.D., as Senior Vice President, Clinical Research and Medical Affairs; Lawrence A. Romel as Vice President, Clinical Operations; and Jorge F. DiMartino, M.D., Ph.D. as Associate Director, Clinical Research. On August 17, 2000, we announced the appointment of Charlene P. Holt, M.D. as Medical Director of Commercial Operations; the resignation of Rajesh C. Shrotriya, M.D. as Executive Vice President and Chief Scientific Officer; and the retirement of Luigi Lenaz, M.D. as Senior Vice President and Medical Director.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

         99.1     Press release dated August 15, 2000.

         99.2     Press release dated August 17, 2000

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUPERGEN, INC.

      Date: August 17, 2000                  By: /s/ Ronald H. Spair
                                                 -------------------------------
                                                 Ronald H. Spair
                                                 Senior Vice President and
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated August 15, 2000.

99.2                       Press release dated August 17, 2000.











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